Exhibit 10.8

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MANUFACTURING SERVICES AGREEMENT

This Manufacturing Services Agreement (the “Agreement”) is made as of February 8, 2016, (the “Effective Date”) between Lonza Walkersville, Inc., a Delaware corporation having its principal place of business at 8830 Biggs Ford Road, Walkersville, Maryland 21793 (“LWI”), and Gamida Cell Ltd., an Israeli corporation (“CLIENT”) (each of LWI and CLIENT, a “Party” and, collectively, the “Parties”).

RECITALS

A.          CLIENT desires to have LWI produce a product containing human cells and intended for therapeutic use in humans, and LWI desires to produce such product.

B.          CLIENT desires to have LWI conduct work according to individual Statement of Work, as further defined in Section 1.33 below.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter set forth, LWI and CLIENT, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.	Definitions

When used in this Agreement, capitalized terms will have the meanings as defined below and throughout this Agreement.  Unless the context indicates otherwise, the singular will include the plural and the plural will include the singular.

1.1.	“Acceptance Period” shall have the meaning set forth in Section 5.2.2.

1.2.
“Affiliate” means, with respect to either Party, any other corporation or business entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Party.  For purposes of this definition, the term “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means direct or indirect ownership of more than fifty percent (50%) of the securities or other ownership interests representing the equity voting stock or general partnership or membership interest of such entity or the power to direct or cause the direction of the management or policies of such entity, whether through the ownership of voting securities, by contract, or otherwise.

1.3.
“Background Intellectual Property” means any Intellectual Property either (i) owned or controlled by a Party prior to the Effective Date or (ii) developed or acquired by a Party independently from performance under this Agreement during the term of the Agreement.

1.4.
“Batch” means a specific quantity of Product that is intended to have uniform character and quality, within specified limits, and is produced according to a single manufacturing order during the same cycle of manufacture.

1.5.	“Batch Record” means the production record pertaining to a Batch.

1.6.	“cGMP” means the regulatory requirements for current good manufacturing practices promulgated by the FDA and the European Medicines Agency as may be amended from time to time.

1.7.	“Change Order” has the meaning set forth in Section 2.2.

1.8.	“CLIENT Development Materials” has the meaning set forth in Section 2.3.

1.9.	“CLIENT Inventions” means any know-how or inventions, whether or not patentable, conceived, developed or reduced to practice by, or on the behalf of, CLIENT on or before the Effective Date.

1.10.	“CLIENT Materials” means the CLIENT Development Materials and the CLIENT Production Materials.

1.11.	“CLIENT Personnel” has the meaning set forth in Section 4.7.1.

1.12.	“CLIENT Production Materials” has the meaning set forth in Section 4.1.

1.13.	“Commencement Date” means the date set forth in the Statement of Work for the commencement of the production of the Product.

1.14.	“Confidential Information” has the meaning set forth in Section 10.1.

1.15.	“Disapproval Notice” shall have the meaning set forth in Section 5.2.2.

1.16.	“Facility” means a multi-client cell-therapy facility operated by LWI located in Maryland.

1.17.	“FDA” means the U.S. Food and Drug Administration, and any successor agency thereof.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

1.18.	“First Statement of Work” has the meaning set forth in the definition of Statement of Work.

1.19.
“Intellectual Property” means all worldwide patents, copyrights, trade secrets, know-how and all other intellectual property rights, including all applications and registrations with respect thereto, but excluding all trademarks, trade names, service marks, logos and other corporate identifiers.

1.20.
“LWI Inventions” means any know-how, media, assays, methods or other inventions, whether or not patentable, conceived, developed or reduced to practice by LWI: (a) on or before the Effective Date; or (b) in connection with the performance of the Statement of Work.

1.21.
“LWI Operating Documents” means the standard operating procedures, standard manufacturing procedures, raw material specifications, protocols, validation documentation, and supporting documentation used by LWI, such as environmental monitoring, for operation and maintenance of the Facility and LWI equipment used in the process of producing the Product, excluding any of the foregoing that are unique to the manufacture of Product.

1.22.	“LWI Parties” has the meaning set forth in Section 15.2.

1.23.	“Master Production Record” means the documentation developed by LWI that contains a detailed description of a Process and any other instructions to be followed by LWI in the production of a Product.

1.24.	“Materials” means all raw materials and supplies to be used in the production of a Product.

1.25.	“Process” means the manufacturing process for a Product developed by LWI pursuant to the terms of this Agreement.

1.26.	“Product” has the meaning set forth in a Statement of Work.

1.27.	“Product Warranties” means those warranties as specifically stated in Section 5.2.2.

1.28.	“Production Term” shall have the meaning set forth in Section 4.3.

1.29.	“Quality Agreement” means the Quality Agreement entered into by the Parties before March 31, 2016 (or such other date to be agreed by the Parties) relating to a Product.

1.30.	“Regulatory Approval” means the approval by the FDA to market and sell the Product in the United States.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

1.31.	“SOP” means a standard operating procedure.

1.32.	“Specifications” means the Product specifications set forth in the Statement of Work or as modified by the Parties in connection with the production of a particular Batch of Product hereunder.

1.33.
“Statement of Work” or “SOW” means a plan to develop a Process or Product that is attached hereto as Appendix A or later becomes attached through an amendment by the Parties.  The first Statement of Work, which is attached hereto, is numbered Appendix A-1 and is hereby incorporated and made a part of this Agreement (the “First Statement of Work”).  It is contemplated that each separate project shall have its own Statement of Work.  As each subsequent Statement of Work is agreed to by the Parties, each shall state that it is to be incorporated and made a part of this Agreement and shall be consecutively numbered as A-2, A-3, etc.

1.34.
“Technology Transfer” means the transfer of documentation, specifications, and production process by CLIENT to LWI for the development of the Master Production Record for the manufacturing of the Product specifically for the CLIENT as further detailed in the SOW.

1.35.	“Third Party” means any party other than LWI, CLIENT or their respective Affiliates.

2.	Statements of Work - Process and Product Development; Technology Transfer; Process or Product Manufacture

2.1          Statement of Work.  Prior to performing any Process or Product development, Technology Transfer, or Process or Product manufacture, the Parties will collaborate to develop a Statement of Work, describing the activities to be performed by the Parties, or, if specifically approved by CLIENT, to be subcontracted by LWI to Third Parties.  Once agreed to by the Parties, the Statement of Work shall be executed by each of the Parties and appended hereto as part of Appendix A.  In the event of a conflict between the terms and conditions of this Agreement and any Statement of Work, the terms and conditions of this Agreement shall control unless specified otherwise in the SOW.

2.2          Modification of Statement of Work.  Should CLIENT want to change a Statement of Work or to include additional services to be provided by LWI, CLIENT may propose to LWI an amendment to the Statement of Work with the desired changes or additional services (“Change Order”).  If LWI determines, in good faith, that it has the resources and capabilities to accommodate such Change Order, LWI will prepare a modified version of the Statement of Work reflecting such Change Order (including, without limitation, any changes to the estimated timing, estimated charges or scope of a project) and will submit such modified version of the Statement of Work to CLIENT for review and comment. The modified Statement of Work shall be binding on the Parties only if it refers to this Agreement, states that it is to be made a part thereof, and is signed by both Parties.  Whereafter, such modified version of the Statement of Work will be deemed to have replaced the prior version of the Statement of Work.  Notwithstanding the foregoing, if a modified version of the Statement of Work is not agreed to by both Parties, the existing Statement of Work shall remain in effect.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

2.3          CLIENT Deliverables.  Within the time period specified in a Statement of Work, CLIENT will provide LWI with (a) the materials listed in the Statement of Work for which CLIENT is responsible for delivering to LWI, and any handling instructions, protocols, SOPs and other documentation necessary to maintain the properties of such materials for the performance of the Statement of Work, and (b) any protocols, SOPs and other information and documentation in possession or control of CLIENT and necessary for the performance of the Statement of Work, and for the preparation of the Master Production Record in conformance with cGMP, including, without limitation, process information, SOPs, development data and reports, quality control assays, raw material specifications (including vendor, grade and sampling/testing requirements), product and sample packing and shipping instructions, and product specific cleaning and decontamination information (collectively, the “CLIENT Development Materials”).  If CLIENT does not provide the CLIENT Development Materials within the time period specified in a Statement of Work, then CLIENT shall be responsible for any costs reasonably incurred by LWI arising from such failure, if any.

2.4          Performance by LWI.  Subject to the provision by CLIENT of the CLIENT Development Materials pursuant to Section 2.3, LWI [*], subject to the terms of the Statement of Work or approval by CLIENT (such approval not to be unreasonably withheld), through a Third Party contractor, the work described in a Statement of Work [*] manner in accordance with the terms of this Agreement.  LWI will use commercially reasonable efforts promptly to notify CLIENT of any material delays that arise during the performance of the Statement of Work.

3.	Technology Transfer

3.1          Based on the information provided by CLIENT and including process changes developed by LWI pursuant to any applicable Statement of Work, LWI will prepare the Master Production Record for the Process in accordance with the schedule set forth in the Statement of Work.  CLIENT will inform LWI of any specific requirements CLIENT may have relating to the Master Production Record, including, without limitation, any information or procedures CLIENT wishes to have incorporated therein.  If LWI intends to include in the Master Production Record the use of any assay, medium, or other technology that is not commercially available, LWI will inform CLIENT of such intention and the Parties will meet to discuss and attempt to agree in good faith on the terms of use of such non-commercially available materials or technology in the Process.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

3.2          CLIENT will cooperate with LWI to assist LWI to develop the Master Production Record and Process, including, without limitation, by providing LWI with additional information and procedures as may be required to create the Master Production Record, Process, and/or any of the following: (i) manufacturing process information, SOPs, development reports, (ii) quality control assays, (iii) raw material specifications (including vendor, grade and sampling/testing requirements), (iv) Product and sample packing and shipping instructions, (v) Product specific cleaning and decontamination information.

3.3          LWI will deliver a draft version of the Master Production Record to CLIENT for its review and approval in accordance with the schedule set forth in the Statement of Work. CLIENT will notify LWI in writing of any objections it has to the draft Master Production Record, and upon such notification, representatives of LWI and CLIENT will meet promptly (whether in person or by teleconference) to resolve such objections.  Upon CLIENT’s written acceptance of the draft Master Production Record, or in the event that CLIENT does not submit a written notice setting forth CLIENT’s objections to the draft Master Production Record within [*] days following receipt of such draft by CLIENT, such draft will be deemed approved by CLIENT.

3.4          The Process, Master Production Record, Specifications, and any improvements or modifications thereto developed during the term of this Agreement, but excluding any LWI Operating Documents, LWI Inventions or LWI Confidential Information included in any of the foregoing, will be deemed CLIENT Confidential Information and subject to the provisions set forth in Article 10. [*].

3.5          Any subsequent transfer of documentation, specifications, and production process [*] from LWI’s facility in Walkersville, Maryland to another Facility for the manufacturing of the Product [*] shall be [*]; provided, however, that any such transfer [*], shall be [*].  For the avoidance of doubt, in the event a subsequent transfer is [required for commercial manufacturing purposes], the Parties will [*].

4.	Manufacture Of Product; Order Process; Deliveries

4.1          CLIENT Deliverables.  Within any time period specified in and agreed to in any applicable Statement of Work, CLIENT will provide LWI with the materials listed in the Statement of Work required to be supplied by CLIENT for the production of the Product, and any handling instructions, protocols, SOPs and other documentation necessary to maintain the properties of such materials for the performance of the Statement of Work (collectively, the “CLIENT Production Materials”).

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

4.2          Commencement Date.  The Statement of Work will include a Commencement Date agreed upon by the Parties.

4.3          Manufacture by LWI.  During the time period specified in any Statement of Work during which Product will be manufactured (the “Production Term”), LWI [*] package, ship, handle quality assurance and quality control for the Product, all as set forth in the Statement of Work, and [*] to manufacture and deliver to CLIENT the quantities of Product requested by CLIENT in the Statement of Work, all in accordance with the terms set forth in Section 4.4 below.

4.4          Packaging and Shipping.  LWI [*] package and label the Product for shipment in accordance with the Master Production Record and LWI’s standard practices in effect at the time of performance by LWI.  LWI will ship the Product FCA Facility to a common carrier designated by CLIENT to LWI in writing not less than ten days prior to the applicable delivery date unless otherwise agreed to in the Statement of Work.  CLIENT will provide to LWI its account number with the selected carrier and will pay for all shipping costs in connection with each shipment of Product.  Each shipment will be accompanied by the documentation listed in the Statement of Work.  Risk and title in the Product will pass upon delivery to the carrier.  LWI will use best efforts to deliver each shipment of Product to CLIENT on the requested delivery date for such shipment.  Notwithstanding the foregoing, in the event CLIENT changes the originally proposed delivery date or time within 5 days from the delivery time, LWI will use [*] to comply with the new date/time of delivery (“Expedited Delivery”); provided, however, that LWI shall have no liability in the event it does not or cannot comply with the new date and/or time to the extent LWI used its [*]; provided, further, however, that LWI shall be entitled to increase any and all fees associated with Expedited Delivery.  LWI will promptly notify CLIENT if LWI reasonably believes that it will be unable to meet a delivery date.  CLIENT shall be required to take delivery of a Batch of Product within [*] after completion of such Batch in accordance with Section 5.2 (the “Delivery Period”) and no fees will charged for storage of the Batch during the Delivery Period.

4.5          Quality Agreement.  Upon the decision to manufacture a Product according to a Statement of Work, the Parties shall enter into a separate Quality Agreement which will be based upon the quality agreement previously executed between the Parties, in a form to be agreed upon by the Parties as soon as practicable following the Effective Date (acting expeditiously and in good faith), setting forth the terms for Product quality, quantity, price, and any other terms necessary for such agreements.  Such Quality Agreement when executed shall be separately appended to this Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

4.6          Records.  LWI will maintain accurate records for the production of the Product, as required by applicable laws and regulations. LWI will retain possession of the Master Production Record, all Batch Records and LWI Operating Documents, and will make copies thereof available to CLIENT in a joint database.  LWI Operating Documents will remain LWI Confidential Information.  CLIENT will have the right to use and reference any of the foregoing in connection with a filing for Regulatory Approval of the Product or as otherwise authorized by the Agreement.

4.7          CLIENT Access.

4.7.1          CLIENT’s employees and agents (including its independent contractors) (collectively, “CLIENT Personnel”) may participate in the production of the Product only in such capacities as agreed in the Quality Agreement and as may be approved in writing in advance by LWI. Such approval not to be unreasonably withheld or delayed.  CLIENT Personnel working at the Facility are required to comply with LWI’s Operating Documents and any other applicable LWI facility and/or safety policies.  For the avoidance of doubt, CLIENT Personnel may not physically participate in the production or manufacture of any Product that may be used in or on humans.

4.7.2          CLIENT Personnel working at the Facility will be and remain employees of CLIENT, and CLIENT will be solely responsible for the payment of compensation for such CLIENT Personnel (including applicable Federal, state and local withholding, FICA and other payroll taxes, workers’ compensation insurance, health insurance, and other similar statutory and fringe benefits).  CLIENT covenants and agrees to maintain workers’ compensation benefits and employers’ liability insurance as required by applicable law with respect to all CLIENT Personnel working at the Facility.

4.7.3          CLIENT will pay for the actual cost of repairing or replacing to its previous status (to the extent that LWI determines, in its reasonable judgment, that repairs cannot be adequately effected) any property of LWI damaged or destroyed by CLIENT Personnel (as shall be reasonably proven by LWI), provided CLIENT shall not be liable for repair or replacement costs resulting from ordinary wear and tear.

4.7.4          CLIENT Personnel visiting or having access to the Facility will abide by LWI standard policies, operating procedures and the security procedures established by LWI.  CLIENT will be liable for any breaches of security by CLIENT Personnel.  In addition, CLIENT will reimburse LWI for the cost of any lost security cards issued to CLIENT Personnel, at the rate of $50 per security card.  All CLIENT Personnel will agree to abide by LWI policies and SOPs established by LWI and conveyed in writing to CLIENT, and will sign an appropriate confidentiality agreement.

4.7.5          CLIENT will indemnify and hold harmless LWI from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) arising out of any injuries suffered by CLIENT Personnel while at the Facility or elsewhere, except to the extent caused by the gross negligence or willful misconduct on the part of any LWI Party.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

4.8          Disclaimers.  CLIENT acknowledges and agrees that LWI Parties will not engage in any Product refinement or development of the Product, other than as expressly set forth in this Agreement and the Statement of Work.  CLIENT acknowledges and agrees that LWI Parties have not participated in the invention or testing of any Product, and have not evaluated its safety or suitability for use in humans or otherwise.

5.	Product Warranties; Acceptance And Rejection Of Products

5.1          Product Warranties.  LWI warrants that any Product manufactured by LWI pursuant to this Agreement, at the time of delivery pursuant to Section 4.4: (a) conforms to the Specifications; (b) was manufactured in accordance with the Master Production Record; and (c) was manufactured in accordance with cGMP.

5.2          Approval of Shipment.

5.2.1          When the Product ordered by CLIENT is ready for delivery, LWI will notify CLIENT and supply CLIENT with the required documentation set forth in the Statement of Work.

5.2.2          Within [*] after CLIENT’s receipt of such documentation regarding such Product (the “Acceptance Period”), Client shall determine by review of such documentation whether or not the given Batch conforms to the product warranties set forth in Section 5.1 above (“Product Warranties”).  If CLIENT asserts that the Product does not comply with the Product Warranties set forth in Section 5.1 above, CLIENT will deliver to LWI, in accordance with the notice provisions set forth in Section 17.4 hereof, written notice of disapproval (the “Disapproval Notice”) of such Product, stating in reasonable detail the basis for such assertion of non-compliance with the Product Warranties.  If a valid Disapproval Notice is received by LWI during the Acceptance Period, then LWI and CLIENT will provide one another with all related paperwork and records (including, but not limited to, quality control tests) relating to both the production of the Product and the Disapproval Notice.  If a valid Disapproval Notice is not received during the Acceptance Period, the Product will be deemed accepted and ready for shipment.  Upon acceptance, the Product shall be delivered to CLIENT, and CLIENT shall accept delivery thereof, within the Delivery Period.  Title and risk of loss to such Product shall pass to CLIENT at the time of acceptance, provided that LWI shall use commercially reasonable efforts to continue to comply with the Quality Agreement.

5.3          Dispute Resolution.  LWI and CLIENT will attempt to resolve any dispute regarding the conformity of a shipment of Product with the Product Warranties.  If such dispute cannot be settled within [*] of the submission by each Party of such related paperwork and records to the other Party, and if the Product is alleged not to conform with the Product Warranties set forth in Section 5.1(a), then CLIENT will submit a sample of the Batch of the disputed shipment to an independent testing laboratory of recognized repute selected by CLIENT and approved by LWI (such approval not to be unreasonably withheld, delayed or conditioned) for analysis, under quality assurance approved procedures, of the conformity of such shipment of Product with the Specifications.  The costs associated with such analysis by such independent testing laboratory will be paid by the Party whose assessment of the conformity of the shipment of Product with the Specifications was mistaken. Without derogating the foregoing, it is agreed that to the extent such independent testing laboratory is unable determine whether the shipment of Product conforms with the Product Warranties, then the dispute will be submitted to an arbitrator, with the requisite scientific background and training selected jointly by LWI and CLIENT.  Such arbitrator, employing the Commercial Arbitration Rules of the American Arbitration Association, will determine whether the Product shipped by LWI conforms with the Product Warranties and either Party’s responsibility to any nonconformity discovered (if any), and such arbitrator’s findings will be final and binding.  The arbitration shall take place in New York.  The costs and expenses of such arbitrator will be borne by the party that does not prevail in the arbitration proceeding.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

5.4          Remedies for Non-Conforming Product.

5.4.1          In the event that the Parties agree, or an independent testing laboratory or arbitrator, as applicable, determines, pursuant to Section 5.3, that a Batch of Product materially fails to conform to the Product Warranties (for clarity, CLIENT’s inability to use such Batch caused by non-conformance with the Product Warranties as determined by an independent testing laboratory or an arbitrator, as applicable, of Product shall be deemed, inter alia, a material failure)  due to the failure of: (a) LWI personnel properly to execute the Master Production Record, (b) LWI personnel to comply with cGMP, or (c) the Facility utilities, then, at CLIENT’s request, LWI will produce for CLIENT sufficient quantities of Product to replace the non-conforming portion of such Batch of Product or provide another Batch of Product in accordance with CLIENT’s reasonable request (the “Production Rerun”), in accordance with the provisions of this Agreement and at no additional cost to CLIENT; provided, however, CLIENT shall have first paid for the original Batch of Product.

5.4.2          In the event that the Parties agree, or an independent testing laboratory determines, pursuant to Section 5.3, that a Batch of Product materially fails to conform to the Product Warranties for any reason other than as set forth in Section 5.4.1, then LWI shall have no liability to CLIENT with respect to such Batch and LWI will, at CLIENT’s request, produce for CLIENT a Production Rerun at CLIENT’s expense.

5.4.3          CLIENT acknowledges and agrees that its sole remedy with respect to the failure of Product to conform with any of the Product Warranties (except to the extent such failure is caused due to LWI’s gross negligence or willful misconduct) are (i) as set forth in this Section 5.4, and (ii) when [*] Production Reruns are produced (pursuant to Section 5.4.1), and the [*] Production Rerun materially fails to conform to the Product Warranties due to: (a) LWI personnel to properly execute the Master Production Record, (b) LWI personnel to comply with cGMP, or (c) the Facility utilities, then CLIENT may terminate this Agreement [*], and in furtherance thereof, CLIENT hereby waives all other remedies at law or in equity regarding the foregoing claims.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

6.	Damage or Destruction of Materials and/or Product

6.1          Remedies.  If during the manufacture of Product pursuant to this Agreement, including without limitation during the Technology Transfer procedures, Product and/or Materials are destroyed or damaged by LWI Personnel, and such damage or destruction resulted from LWI’s failure to execute the Process in conformity with the Master Production Record, then, except as provided in Section 6.2 below, LWI, as soon as it is commercially practicable to do so, will provide CLIENT with additional Product production time equal to the actual time lost because of the destruction or damage of the Product and/or Materials and will replace such Product and/or Materials at no additional cost to CLIENT.  CLIENT acknowledges and agrees that its sole remedy with respect to damaged or destroyed Materials and/or Product (except for the non-conformity of shipped Product described in Section 5) is as set forth in this Section 6.1, and in furtherance thereof, CLIENT hereby waives all other remedies at law or in equity regarding the foregoing claims.

6.2          Limitations.  Notwithstanding anything to the contrary set forth in the preceding Section 6.1, if during the manufacture of Product pursuant to this Agreement, Product or Materials are destroyed or damaged by LWI Personnel while LWI Personnel were acting at the direction of CLIENT Personnel and such damage or destruction of the Materials resulted directly from the directions by CLIENT Personnel, then LWI will have no liability to CLIENT as the result of such destruction or damage.

7.	Storage Of Materials

7.1          Pre-Production.  LWI will store at the expense of CLIENT any CLIENT Materials, equipment or other property delivered pursuant to the Statement of Work to the Facility by CLIENT more than [*] prior to the Commencement Date.  The storage rates will be set forth in the Statement of Work and may be amended from time to time by LWI.  No storage fees will be charged during the period starting [*] prior to the Commencement Date and ending upon the expiration or termination of the Production Term.

7.2          Post-Production.  LWI will store at the Facility free of charge any in–process materials, CLIENT Materials, equipment and other CLIENT property (other than Product manufactured hereunder) that remains at the Facility on the date of expiration or termination of the Production Term (collectively “Remaining CLIENT Property”), for up to [*] calendar days.  If CLIENT has not provided any instructions as to the shipment or other disposition of Remaining CLIENT Property prior to the expiration of such [*]-day period, LWI may, in its sole discretion, and after notifying the same to the Client in writing (and confirming the receipt of such notice), destroy such Remaining CLIENT Property, or continue to store such Remaining CLIENT Property at the Facility or elsewhere.  In the event that LWI continues to store such Remaining CLIENT Property, CLIENT will pay to LWI a storage charge at LWI’s then-standard storage rates for the period beginning on the [*] day after the expiration or termination of the Production Term through the date that the storage terminates.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

7.3          Product.  Notwithstanding the foregoing, if CLIENT fails to take delivery of a Product within the applicable Delivery Period as required by Section 4.4, LWI shall have the right to immediately dispose of the Product without Client’s approval.

8.	Regulatory Matters

8.1          Permits and Approvals.  During the Production Term, LWI will  maintain any currently known licenses, permits and approvals necessary for the manufacture of the Product in the Facility and use its best efforts to obtain new licenses, permits and approvals necessary for the manufacture of the Product in the Facility.  LWI will promptly notify CLIENT if LWI receives notice that any such license, permit, or approval is or may be refused, revoked or suspended.

8.2          Inspections/Quality Audit by CLIENT.  Up to [*] during the Production Term and upon not less than [*] prior written notice, LWI will permit CLIENT to inspect and audit the parts of the Facility where the manufacture of the Product is carried out in order to assess LWI’s compliance with cGMP. In the event that, in the reasonable opinion of CLIENT, corrective action is necessary so as to cause LWI to comply with the requirements of cGMP, then LWI and CLIENT will meet to discuss in good faith (i) a potential action plan with respect to same and (ii) any costs associated with such action plan, provided that [*] shall bear all costs in connection with [*] and [*] shall bear all costs in connection with [*].  CLIENT shall have the right to additional audit if LWI receives notice that any necessary license, permit, or approval is or may be refused, revoked or suspended, following any Product found to have failed to confirm with Specifications or performance of an action plan or following any correction of any finding during CLIENT’s audit. CLIENT Personnel engaged in such inspection will abide by the terms and conditions set forth in Sections 4.9.4 and 10.

8.3          Inspections by Regulatory Agencies.  LWI will allow representatives of any regulatory agency to inspect the relevant parts of the Facility where the manufacture of the Product is carried out and to inspect the Master Production Record and Batch Records to verify compliance with cGMP and other practices or regulations and will promptly notify CLIENT of the scheduling of any such inspection relating to the manufacture of Product.  LWI will promptly send to CLIENT a copy of any reports, citations, or warning letters received by LWI in connection with an inspection of a regulatory agency to the extent such documents relate to or affect the manufacture of the Product. If a regulatory agency notifies LWI and/or Client that certain actions are required by LWI in order to comply with the regulations applicable to the manufacture of Product (“Compliance Actions”), then LWI shall, at no additional charge to CLIENT, perform such Compliance Actions as soon as practicable.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

9.	Financial Terms

9.1          Payments.  CLIENT will make payments to LWI in the amounts and on the dates set forth in the Statement of Work upon receipt of an invoice from LWI.  In the event that CLIENT has not paid an invoice within [*] business days of the applicable due date (as established by Section 9.3), CLIENT’s failure shall be considered a material breach under Section 14.2, subject to the cure provisions set forth therein.  Further, in addition to all other remedies available to LWI, in the event that CLIENT has not paid an invoice with respect to undisputed charges within [*] business days of the applicable due date (as established by Section 9.3), LWI may elect to suspend the provision of all or a portion of the services under this Agreement, provided that CLIENT shall remain liable for all fees owed pursuant to the Statement of Work during any such suspension.  In the event that CLIENT has a reasonable dispute with regard to any amounts invoice, CLIENT shall provide written notice of such dispute, in reasonable detail, within [*] business days of receipt of invoice.  The Parties shall meet to discuss such dispute and shall use commercially reasonable efforts to resolve any such dispute within [*] business days after the date of such written notice.  Upon the determination that the amount is no longer in dispute and is and was properly payable, such amount shall be payable immediately, together with interest (at the rate set forth in Section 9.5 below) accrued as of the date such dispute was resolved.  In the event that CLIENT has not paid an undisputed invoice within [*] business days of the applicable due date (as established by the preceding sentences), CLIENT’s failure shall be considered a material breach under this Agreement.

9.2          Security Deposit.  The Security Deposit, as defined in the Statement of Work, will be returned to CLIENT within [*] days after the date of expiration or termination of this Agreement, if CLIENT has paid all fees, charges, or other payments due in connection with charges incurred prior to the expiration or termination of this Agreement, including, but not limited to, charges for lost, destroyed, stolen or damaged property of LWI (all such fees, charges, or other payments being called “Obligations”).  If any Obligations remain outstanding after the date of expiration or termination of this Agreement, then LWI, after notifying CLIENT in writing in advance, shall be entitled to apply the Security Deposit against the payment of such Obligations.  The amount of the Security Deposit remaining, if any, after such application will be returned to CLIENT.  CLIENT shall remain liable to LWI for any deficiencies remaining after the application of the Security Deposit against the Obligations.

9.3          Invoices and Pricing.  Within [*] days of the end of each month during which charges were incurred, LWI will provide CLIENT with an invoice setting forth a detailed account of any fees, expenses, or other payments payable by CLIENT under this Agreement for the preceding month.  The amounts set forth in each such invoice which has been received by CLIENT prior to the [*] day of each month will be due and payable by the end of such month. However, any invoice which will be received by CLIENT after the [*] day of the each month will be due and payable by the end of the next month.  All pricing excludes costs relating to shipping, validation and regulatory filings, all taxes shall be paid in accordance with the provisions of Section 9.4 below.  The price of Product manufactured outside of the United States shall be invoiced to CLIENT in either the local currency of the location of the Facility in which the Product is manufactured or such other currency mutually agreed by the Parties.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

9.4          Taxes.  All amounts due under this Agreement are exclusive of any Value Added Tax or of any other applicable taxes, levies, imposts, duties and fees of whatever nature imposed by or under the authority of any government or public authority which shall be paid by CLIENT. CLIENT shall be entitled to deduct and withhold from the amount payable the tax which CLIENT is liable under any provisions of tax law. If the withholding tax rate is reduced according to the regulations in the Double Tax Treaty, no deduction shall be made or a reduced amount shall be deducted only if CLIENT is timely furnished with necessary documents by LWI.  Any withheld tax shall be treated as having been paid by CLIENT to LWI  for all purposes of this Agreement. CLIENT shall timely forward the tax receipts certifying the payments of withholding tax on behalf of LWI.

9.5          Interest.  Any fee, charge or other payment due to LWI by CLIENT under this Agreement that is not paid within 30 days after it is due will accrue interest on a daily basis at a rate of [*] (or the maximum legal interest rate allowed by applicable law, if less) from and after such date.

9.6          Method of Payment.  Except as otherwise set forth in Section 9.3, all payments to LWI hereunder by CLIENT will be in United States currency and will be by check, wire transfer, money order, or other method of payment approved by LWI.  Bank information for wire transfers is as follows:

Mailing address for wire transfer payments:

[*]

ABA# for wires and ACH for our account = [*]

[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

9.7          Cost Adjustments.  In the event of mutually agreed upon changes to a Statement of Work, LWI may annually adjust the costs and rates directly and solely attributable to such changes to the applicable Statement of Work; provided, however, that any increase in labor rates shall not exceed any percentage increase in the [*] for the most recently published percentage change for the 12-month period preceding the applicable contract anniversary date.  LWI agrees to provide CLIENT with written notice and reasonable documentation of any such cost adjustment at least [*] days prior.

10.	Confidential Information

10.1          Definition.  “Confidential Information” means all technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, specifications, data, results and other material, pre-clinical and clinical trial results, manufacturing procedures, test procedures and purification and isolation techniques, and any tangible embodiments of any of the foregoing, and any scientific, manufacturing, marketing and business plans, any financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business, that has been disclosed by or on behalf of such Party or such Party’s Affiliates to the other Party or the other Party’s Affiliates either in connection with the discussions and negotiations pertaining to this Agreement or in the course of performing this Agreement.  Without limiting the foregoing, the terms of this Agreement will be deemed “Confidential Information” and will be subject to the terms and conditions set forth in this Article 10.

10.2          Exclusions.  Notwithstanding the foregoing Section 10.1, any information disclosed by a Party to the other Party will not be deemed “Confidential Information” to the extent that such information:

(a)          at the time of disclosure is in the public domain;

(b)          becomes part of the public domain, by publication or otherwise, through no fault of the Party receiving such information;

(c)          at the time of disclosure is already in possession of the Party who received such information, as established by contemporaneous written records;

(d)          is lawfully provided to a Party, without restriction as to confidentiality or use, by a Third Party lawfully entitled to possession of such Confidential Information; or

(e)          is independently developed by a Party without use of or reference to the other Party’s Confidential Information, as established by contemporaneous written records.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

To remove doubt, it is expressly stated that the fact that a specific part of the Confidential Information is encompassed by more general Confidential Information which falls within one of the exemptions stated in this Section 10.2, or the fact that any Confidential Information is a combination of individual items of Confidential Information which, individually, fall within the above-mentioned exemptions, shall not itself result in such Confidential Information itself falling within the above-mentioned exemptions.

10.3          Disclosure and Use Restriction.  Except as expressly provided herein, the Parties agree that for the longer of (i) [*] years from the Effective Date, and (ii) the term of this Agreement and the [*]-year period following any termination of this Agreement, each Party and its Affiliates will keep completely confidential and will not publish or otherwise disclose any Confidential Information of the other Party, its Affiliates or sublicensees, except in accordance with Section 10.4.  Neither Party will use Confidential Information of the other Party except as necessary to perform its obligations or to exercise its rights under this Agreement.

10.4          Permitted Disclosures.  Each receiving Party agrees to (i) institute and maintain security procedures to identify and account for all copies of Confidential Information of the disclosing Party and (ii) limit disclosure of the disclosing Party’s Confidential Information to its Affiliates and each of its and their respective officers, directors, employees, agents, consultants and independent contractors having a need to know such Confidential Information for purposes of this Agreement; provided that such Affiliates and each of its and their respective officers, directors, employees, agents, consultants and independent contractors are informed of the terms of this Agreement and are subject to obligations of confidentiality, non-disclosure and non-use similar to those set forth herein. Provided further that the receiving Party shall remain liable for any breach of the obligations hereunder by the entities and individuals described in this Section 10.4.

10.5          Government-Required Disclosure.  If a duly constituted government authority, court or regulatory agency orders that a Party hereto disclose information subject to an obligation of confidentiality under this Agreement, such Party shall comply with the order, but shall notify the other Party as soon as possible, so as to provide the said Party an opportunity to apply to a court of record for relief from the order.

10.6          Publicity.  Neither Party will refer to, display or use the other’s name, trademarks or trade names confusingly similar thereto, alone or in conjunction with any other words or names, in any manner or connection whatsoever, including any publication, article, or any form of advertising or publicity, except with the prior written consent of the other Party.

11.	Intellectual Property

11.1          Ownership.

11.1.1          Except as expressly otherwise provided herein, neither Party will, as a result of this Agreement, acquire any right, title, or interest in any Background Intellectual Property of the other Party. Except as expressly otherwise provided herein, ownership of any Intellectual Property that is developed, conceived, invented, first reduced to practice or made in connection with the performance under this Agreement shall follow inventorship all as determined under applicable laws.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

11.1.2          CLIENT shall own all right, title, and interest in and to any and all Intellectual Property that LWI and/or its Affiliates develops, conceives, invents, first reduces to practice or makes, solely or jointly with CLIENT or others, that is [*] and/or [*] (collectively, “CLIENT New IP”).  LWI hereby assigns to CLIENT all of LWI’s right, title and interest in and to such CLIENT New IP. LWI shall promptly disclose to CLIENT in writing all CLIENT New IP.  LWI shall execute, and shall require its personnel as well as its Affiliates, or other contractors or agents and their personnel involved in the performance of this Agreement to execute, any documents reasonably required to confirm CLIENT’s ownership of CLIENT New IP, and any documents required to apply for, maintain and enforce any patent or other right in the CLIENT New IP.

11.1.3          [*], LWI shall own all right, title and interest in “LWI New IP”, which as used in this Agreement means Intellectual Property that LWI and/or its Affiliates, or other contractors or agents of LWI develops, conceives, invents, or first reduces to practice or makes in the course of performance under this Agreement that (i) is [*] or (ii) is [*].  For avoidance of doubt, “LWI New IP” shall include any material, processes or other items that embody, or that are claimed or covered by, any of the foregoing Intellectual Property. For the removal of doubt, LWI New IP shall not include CLIENT New IP, as defined above.   CLIENT hereby assigns to LWI all of CLIENT’s right, title and interest in and to such LWI New IP.  CLIENT shall promptly disclose to LWI in writing all LWI New IP.  CLIENT shall execute, and shall require its personnel as well as its Affiliates, or other contractors or agents and their personnel involved in the performance of this Agreement to execute, any documents reasonably required to confirm LWI’s ownership of the LWI New IP, and any documents required to apply for, maintain and enforce any patent or other right in the LWI New IP.

11.2          License Grants.

11.2.1          During the term of this Agreement, CLIENT hereby grants to LWI a fully paid, revocable, non-exclusive license under any and all CLIENT Intellectual Property that is necessary for LWI to perform its obligations under this Agreement for the sole and limited purpose of LWI’s performance of its obligations under this Agreement, including, without limitation, the development of the Process and the development of the Process and the manufacture of Product for CLIENT.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

11.2.2          Subject to the terms and conditions set forth herein (including the payment required under this Agreement), LWI hereby grants to CLIENT a non-exclusive, world-wide, fully paid-up, irrevocable, transferable license, including the right to grant sublicenses, under the LWI New IP, [*].

11.3          Further Assurances.  Each Party agrees to take all necessary and proper acts, and will cause its employees, Affiliates, contractors, and consultants to take such necessary and proper acts, to effectuate the ownership provisions set forth in this Article 11.

11.4          Prosecution of Patents.

11.4.1          LWI will have the sole right and discretion to file, prosecute and maintain patent applications and patents claiming LWI Inventions at LWI’s expense.  CLIENT will reasonably cooperate with LWI to file, prosecute and maintain patent applications and patents claiming LWI Inventions, and will have the right to review and provide comments to LWI relating to such patent applications and patents.

11.4.2        CLIENT will have the sole right and discretion to file, prosecute and maintain patent applications and patents claiming CLIENT Inventions at CLIENT’s expense.  LWI will reasonably cooperate with CLIENT to file, prosecute and maintain patent applications and patents claiming CLIENT Inventions, and will have the right to review and provide comments to CLIENT relating to such patent applications and patents.

12.	Representations and Warranties

12.1          By CLIENT.  CLIENT hereby represents and warrants to LWI that it has the full corporate right, power, and authority to enter into this Agreement and perform its obligations hereunder. CLIENT further represents and warrants to LWI that, to the best of its knowledge, (i) it has the requisite intellectual property and legal rights related to the CLIENT Materials and the Product to authorize the performance of LWI’s obligations under this Agreement, and (ii) the performance of the Statement of Work and the production by LWI of the Product as contemplated in this Agreement will not give rise to a potential cause of action by a Third Party against LWI for infringement or another violation of intellectual property rights.  Such representation and warranty will not apply to any production equipment supplied by LWI, or any performance under LWI’s SOPs or in connection with LWI Intellectual Property or Confidential Information of LWI to the extent that such infringement or another violation of intellectual property rights is solely due to LWI’s SOPs, LWI Intellectual Property or Confidential Information of LWI.

12.2          By LWI.  LWI hereby represents and warrants to CLIENT that it has the full corporate right, power, and authority to enter into this Agreement and perform its obligations hereunder. LWI further represents and warrants to Client that, to the best of its knowledge, (i) it or its Affiliates have the requisite intellectual property rights in its equipment and Facility to be able to perform its obligations under this Agreement, (ii) [*] and (iii) neither LWI, nor any of its or its Affiliates’ respective directors, officers, employees and agents, is known to have been, debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded from participation in any health care program by any federal or state law or regulation. LWI undertakes to promptly notice the CLIENT should the situations described in the precedent sentence changes. \

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

13.	Disclaimer; Limitation of Liability

13.1          DISCLAIMER.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT, LWI MAKES NO REPRESENTATIONS AND GRANTS NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, WITH RESPECT TO THE PRODUCTS, MATERIALS, AND SERVICES PROVIDED UNDER THIS AGREEMENT, AND LWI SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE WITH RESPECT TO SUCH PRODUCTS, MATERIALS, OR SERVICES.

13.2          Disclaimer of Consequential Damages.  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OF ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS OR GOODWILL) SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES IN CONNECTION WITH THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.3          Limitation of Liability. BOTH PARTIES HEREBY AGREE THAT TO THE FULLEST EXTENT PERMITTED BY LAW, LWI’S LIABILITY TO CLIENT, FOR ANY AND ALL INJURIES, CLAIMS, LOSSES, EXPENSES, OR DAMAGES, WHATSOEVER, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT FROM ANY CAUSE OR CAUSES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, ERRORS, OMISSIONS OR STRICT LIABILITY (“TOTAL LIABILITY”), SHALL NOT EXCEED THE TOTAL CHARGES PAID BY CLIENT TO LWI UNDER THE APPLICABLE STATEMENT OF WORK DURING THE [*] PRECEDING THE EVENT GIVING RISE TO LIABILITY, PROVIDED THAT TO THE EXTENT THE EVENT GIVING RISE TO LIABILITY HAS OCCURRED BEFORE THE LAPSE OF THE FIRST [*] FOLLOWING THE COMMENCENET OF THE APPLICABLE STATEMENT OF WORK, THEN THE TOTAL LIABILITY SHALL BE [*] BY CLIENT TO LWI UNDER [*] DURING THE FIRST [*] FOLLOWING THE COMMENCENET OF THE APPLICABLE STATEMENT OF WORK.  TO THE EXTENT THAT THIS CLAUSE 13 CONFLICTS WITH ANY OTHER CLAUSE, THIS CLAUSE 13 SHALL TAKE PRECEDENCE OVER SUCH CONFLICTING CLAUSE.  IF APPLICABLE LAW PREVENTS ENFORCEMENT OF THIS CLAUSE, THEN THIS CLAUSE 13 SHALL BE DEEMED MODIFIED TO PROVIDE THE MAXIMUM PROTECTION FOR LWI AS IS ALLOWABLE UNDER APPLICABLE LAW.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

13.4          Carve-Outs. The limitations set forth in this Clause 13 shall not apply to damages caused due to, or in connection with, either Party’s (i) gross negligence or willful misconduct; (ii) breach of the confidentiality obligations hereunder; (iii) intentional misappropriation of other Party’s Intellectual Property rights; and (iv) breach by CLIENT of its warranty under Section 12.1(ii) and by [*].

14.	Term and Termination

14.1          Term.  The term of this Agreement will commence on the Effective Date and will continue until the fifth anniversary of the Effective Date unless terminated prior to that time or extended by the Parties.

14.2          Termination for Material Breach.  Either Party may terminate this Agreement, or any applicable Statement of Work by written notice to the other Party, for any material breach of this Agreement by the other Party, if such breach is not cured within [*] after the breaching Party receives written notice of such breach from the non-breaching Party; provided, however, that if such breach is not capable of being cured within such thirty-day period and the breaching Party has commenced and diligently continued actions to cure such breach within such thirty-day period, except in the case of a payment default, the cure period shall be extended to [*], so long as the breaching Party is making diligent efforts to do so.  Such termination shall be effective upon expiration of such cure period.  For the avoidance of doubt, in the event of any termination under this Section 14.2, CLIENT shall remain liable for all fees owed pursuant to any applicable Statement of Work during such cure period if Services were being provided during such notice period in accordance with this Agreement and no further fees shall be owed to LWI with respect to such termination.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

14.3          Termination by Notice.

14.3.1          Without Cause.

(a)          CLIENT may terminate this Agreement or any applicable Statement of Work by providing written notice of termination not less than [*] in advance of the date of termination. For the avoidance of doubt, in the event of termination by CLIENT under this Section 14.3.1, CLIENT shall remain liable for all fees (including monthly fees) owed pursuant to each outstanding Statement of Work during such six-month period, provided that services are being provided by LWI during such six-month period in accordance with the terms of the Agreement.

(b)          After December 31, 2017, LWI may terminate this Agreement or any applicable Statement of Work by providing written notice of termination not less than [*] in advance of the date of termination.

14.3.2      Termination of Clinical Trials.  Either Party may terminate this Agreement or any applicable Statement of Work if such Party receives notice that the production of Product hereunder or the clinical trials for which Product is being produced hereunder have been or will be suspended or terminated by the FDA (or other regulatory authority) due to failure of the Product by providing written notice of termination not less than [*] in advance of the date of termination.  For the avoidance of doubt, in the event of termination under this Section 14.3.2, CLIENT shall remain liable for all fees (including monthly fees) owed pursuant to each outstanding Statement of Work during such two-month period.

14.4          Termination by Insolvency.  Either Party may terminate this Agreement upon notice to the other Party, upon (a) the dissolution, termination of existence, liquidation or business failure of the other Party; (b) the appointment of a custodian or receiver for the other Party who has not been terminated or dismissed within [*] of such appointment; (c) the institution by the other Party of any proceeding under national, federal or state bankruptcy, reorganization, receivership or other similar laws affecting the rights of creditors generally or the making by such Party of a composition or any assignment for the benefit of creditors under any national, federal or state bankruptcy, reorganization, receivership or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within [*] of filing.  All rights and licenses granted pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code, licenses of rights of “intellectual property” as defined therein.

14.5          Effects of Termination.

14.5.1          Accrued Rights.  Termination of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to such termination.  Such termination will not relieve a Party of obligations that are expressly indicated to survive the termination of this Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

14.5.2          Disposition of Remaining CLIENT Property and Confidential Information.  Upon termination or expiration of this Agreement, LWI will store any Remaining CLIENT Property as set forth in Section 7.2 and, at CLIENT’s option, return or destroy any CLIENT Confidential Information in the possession or control of LWI.  Likewise, CLIENT will, at LWI’s option, return or destroy any LWI Confidential Information in the possession or control of CLIENT.  Notwithstanding the foregoing provisions: (i) LWI may retain and preserve, at its sole cost and expense, samples and standards of each Product following termination or expiration of this Agreement solely for use in determining LWI’s rights and obligations hereunder; and (ii) each Party may retain a single copy of the other Party’s Confidential Information for documentation purposes only and which shall remain subject to the obligations of nonuse and confidentiality set forth in this Agreement.

14.5.3          Survival.  Sections 1, 3.4, 4.8, 7.2, 8.3, 10, 11, 13, 14.5, 15, 16 and 17 of this Agreement, together with any appendices referenced therein, will survive any expiration or termination of this Agreement.

15.	Indemnification

15.1          Indemnification of Client.  LWI will indemnify CLIENT, its Affiliates, and their respective directors, officers, employees and agents, and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) in connection with any and all liability suits, investigations, claims or demands finally awarded against or settled with such indemnitees (collectively, “Losses”) to the extent such Losses arise out of or result from any claim, lawsuit or other action or threat by a Third Party arising out of:  (a) any material breach by LWI of this Agreement, (b) the gross negligence or willful misconduct on the part of one or more of the LWI Parties in performing any activity contemplated by this Agreement, or (c) [*], except for those Losses for which CLIENT has an obligation to indemnify the LWI Parties pursuant to Section 15.2, as to which Losses each Party will indemnify the other to the extent of their respective liability for the Losses.

15.2          Indemnification of LWI.  CLIENT will indemnify LWI and its Affiliates, and their respective directors, officers, employees and agents (the “LWI Parties”), and defend and hold each of them harmless, from and against any and all Losses to the extent such Losses arise out of or result from any claim, lawsuit or other action or threat by a Third Party arising out of: (a) any material breach by CLIENT of this Agreement, (b) the use or sale of Products, except to the extent such Losses arise out of or result from a breach by LWI of the Product Warranties, (c) the gross negligence or willful misconduct on the part of CLIENT or its Affiliates in performing any activity contemplated by this Agreement, or (d) the use or practice by LWI in accordance with this Agreement of any process, invention or other intellectual property supplied by CLIENT to LWI under this Agreement, except for those Losses for which LWI has an obligation to indemnify CLIENT pursuant to Section 15.1, as to which Losses each Party will indemnify the other to the extent of their respective liability for the Losses.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

15.3          Indemnification Procedure.

15.3.1          An “Indemnitor” means the indemnifying Party.  An “Indemnitee” means the indemnified Party, its Affiliates, and their respective directors, officers, employees and agents.

15.3.2          An Indemnitee which intends to claim indemnification under Section 15.1 or Section 15.2 hereof shall promptly notify the Indemnitor in writing of any claim, lawsuit or other action in respect of which the Indemnitee, its Affiliates, or any of their respective directors, officers, employees and agents intend to claim such indemnification.  The Indemnitee shall permit, and shall cause its Affiliates and their respective directors, officers, employees and agents to permit, the Indemnitor, at its discretion, to settle any such claim, lawsuit or other action and agrees to the complete control of such defense or settlement by the Indemnitor; provided, however, that in order for the Indemnitor to exercise such rights, such settlement shall not adversely affect the Indemnitee’s rights under this Agreement or impose any obligations on the Indemnitee in addition to those set forth herein.  No such claim, lawsuit or other action shall be settled without the prior written consent of the Indemnitor and the Indemnitor shall not be responsible for any legal fees or other costs incurred other than as provided herein.  The Indemnitee, its Affiliates and their respective directors, officers, employees and agents shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any claim, lawsuit or other action covered by this indemnification, all at the reasonable expense of the Indemnitor.  The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and expense.

15.4          Insurance.  CLIENT will maintain, at all times during the term of this Agreement a Clinical Trial insurance policy (the “Insurance Policy”), including extended reporting period and limits of liability as per local standard in the territory of which the study takes place. The CLIENT will provide a Certificate of Insurance to LWI that the Insurance Policy has been endorsed to designate LWI as an additional insured only in territories for which it is accordance with the local regulation.  CLIENT will maintain the Insurance Policy with an insurance company having a minimum AM Best rating of A. CLIENT will provide LWI with at least 30 days’ written notice prior to termination of such Insurance Policy.

LWI will maintain, at all times during the term of this Agreement and for five years thereafter, a products liability insurance policy (the “Insurance Policy”), with a per occurrence limit of at least [*] and an aggregate limit of at least [*], and will provide a Certificate of Insurance to the CLIENT that the Insurance Policy has been endorsed to designate the CLIENT as an additional insured.  LWI will maintain the Insurance Policy with an insurance company having a minimum AM Best rating of A.  LWI will provide the CLIENT with at least [*] written notice prior to termination of such Insurance Policy.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

16.	Additional Covenants

16.1          Non-Solicitation.  During the term of this Agreement and for [two (2) years] thereafter, each of the Parties agrees not to seek to induce or solicit any employee of the other Party or its Affiliates to discontinue his or her employment with the other Party or its Affiliate in order to become an employee or an independent contractor of the soliciting Party or its Affiliate; provided, however, that neither Party shall be in violation of this Section 16.1 as a result of making a general solicitation for employees or independent contractors.  For the avoidance of doubt, the publication of an advertisement shall not constitute solicitation or inducement.

16.2          Commercial Scale Manufacture and Other Products.  In the event that CLIENT desires to commence commercial scale manufacture of Product and any clinical scale manufacturing of other products, the Parties agree to negotiate for the provision of such manufacturing services to CLIENT by LWI, provided that CLIENT will be free, at its discretion, to engage with any third party for the provision of such manufacturing services.

17.	Miscellaneous

17.1          Independent Contractors.  Each of the Parties is an independent contractor and nothing herein contained shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between the Parties.  Neither Party shall at any time enter into, incur, or hold itself out to Third Parties as having authority to enter into or incur, on behalf of the other Party, any commitment, expense, or liability whatsoever.

17.2          Force Majeure.  Neither Party shall be in breach of this Agreement if there is any failure of performance under this Agreement (except for payment of any amounts due under this Agreement) occasioned by any reason beyond the control and without the fault or negligence of the Party affected thereby, including, without limitation, an act of God, fire, flood, act of government or state, war, civil commotion, insurrection, acts of terrorism, embargo, sabotage, prevention from or hindrance in obtaining energy or other utilities, labor disputes of whatever nature, or any other reason beyond the control and without the fault or negligence of the Party affected thereby (a “Force Majeure Event”).  Such excuse shall continue as long as the Force Majeure Event continues.  Upon cessation of such Force Majeure Event, the affected Party shall promptly resume performance under this Agreement as soon as it is commercially reasonable for the Party to do so.  Each Party agrees to give the other Party prompt written notice of the occurrence of any Force Majeure Event, the nature thereof, and the extent to which the affected Party will be unable to fully perform its obligations under this Agreement.  Each Party further agrees to use commercially reasonable efforts to correct the Force Majeure Event as quickly as practicable (provided that in no event shall a Party be required to settle any labor dispute) and to give the other Party prompt written notice when it is again fully able to perform such obligations. It is hereby clarified that LWI shall not be entitled to any payments or fees related to any services not completed and which cannot be completed appropriately after the correction the Force Majeure Event or if there is no more need for such services after the correction the Force Majeure Event.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

17.3          Condemnation.  LWI shall use commercially reasonable efforts to oppose any Condemnation (as defined below) efforts, provided, however, that if the Facility is condemned or taken as a result of the exercise of the power of eminent domain or will be conveyed to a governmental agency having power of eminent domain under the threat of the exercise of such power (any of the foregoing, a “Condemnation”), then this Agreement will terminate as of the date on which title to the Facility vests in the authority so exercising or threatening to exercise such power and CLIENT will not have any right to the Condemnation proceeds.

17.4          Notices.  Any notice required or permitted to be given under this Agreement by any Party shall be in writing and shall be (a) delivered personally, (b) sent by registered mail, return receipt requested, postage prepaid, (c) sent by a nationally-recognized courier service guaranteeing next-day or second day delivery, charges prepaid, or (d) delivered by facsimile (with documented evidence of transmission), to the addresses or facsimile numbers of the other Party set forth below, or at such other addresses as may from time to time be furnished by similar notice by any Party.  The effective date of any notice under this Agreement shall be the date of receipt by the receiving Party.

If to LWI:
Lonza Walkersville, Inc.
Attn: Vice President, Cell Therapy Bioservice
8830 Biggs Ford Road
Walkersville, Maryland 21793
Fax:  (301) 845-6099

With a copy to:
Assistant General Counsel
Lonza America, Inc.
90 Boroline Road
Allendale, NJ  07401
Fax: (201) 696-3589

If to Client:
Gamida Cell Ltd.,
5 Nachum Hafzadi St.,
Jerusalem, Israel
Fax: 972-2-6595616
Attn: Company Executive Officer

with a copy to:
Meitar Liquornik Geva Leshem Tal, Law Offices
16 Abba Hillel Silver Rd., Ramat Gan, Israel
Fax: 972-3-6103732
Attn: Boaz Mizrahi, Adv.
e-mail: mizrahib@meitar.com

Either Party may change its address for notice by giving notice thereof in the manner set forth in this Section 17.3.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

17.5        Entire Agreement; Amendments.  This Agreement, including the Appendices attached hereto and referenced herein, constitutes the full understanding of the Parties and a complete and exclusive statement of the terms of their agreement with respect to the specific subject matter hereof and supersedes all prior agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof.  No terms, conditions, understandings or agreements purporting to amend, modify or vary the terms of this Agreement (including any Appendix hereto) shall be binding unless hereafter made in a written instrument referencing this Agreement and signed by each of the Parties.

17.6          Governing Law.  The construction, validity and performance of the Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to its conflicts of laws provisions.

17.7          Counterparts.  This Agreement and any amendment hereto may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute the same instrument.  This Agreement shall be effective upon full execution by facsimile or original, and a facsimile signature shall be deemed to be and shall be as effective as an original signature.

17.8          Severability.  If any part of this Agreement shall be found to be invalid or unenforceable under applicable law in any jurisdiction, such part shall be ineffective only to the extent of such invalidity or unenforceability in such jurisdiction, without in any way affecting the remaining parts of this Agreement in that jurisdiction or the validity or enforceability of the Agreement as a whole in any other jurisdiction.  In addition, the part that is ineffective shall be reformed in a mutually agreeable manner so as to as nearly approximate the intent of the Parties as possible.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

17.9          Titles and Subtitles.  All headings, titles and subtitles used in this Agreement (including any Appendix hereto) are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement (or any Appendix hereto).

17.10         Exhibits.  All “RECITALS”, “DEFINITIONS”, exhibits and appendices referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

17.11          Pronouns.  Where the context requires, (i) all pronouns used herein will be deemed to refer to the masculine, feminine or neuter gender as the context requires, and (ii) the singular context will include the plural and vice versa.

17.12          Assignment.  This Agreement shall be binding upon the successors and assigns of the Parties and the name of a Party appearing herein shall be deemed to include the names of its successors and assigns.  Neither Party may assign its interest under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld; provided, however, either Party shall be entitled without the prior written consent of the other Party to assign this Agreement to an Affiliate or to any company to which such Party may transfer all or substantially all of its assets or capital stock relating to the activities contemplated under this Agreement, whether through purchase, merger, consolidation or otherwise; provided, however, that notwithstanding the forgoing, neither Party shall assign or transfer (whether through purchase, merger, consolidation or otherwise) its interest under this Agreement to a competitor of the other Party.  Any permitted assignment of this Agreement by either Party will be conditioned upon that Party’s permitted assignee agreeing in writing to comply with all the terms and conditions contained in this Agreement.  Any purported assignment without a required consent shall be void.  No assignment shall relieve any Party of responsibility for the performance of any obligation that accrued prior to the effective date of such assignment.

17.13          Waiver.  The failure of any Party at any time or times to require performance of any provision of this Agreement (including any Appendix hereto) will in no manner affect its rights at a later time to enforce the same.  No waiver by any Party of any term, provision or condition contained in this Agreement (including any Appendix hereto), whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement (including any Appendix hereto). For the avoidance of doubt, it is hereby clarified that unless specifically stated otherwise, the contents of any inspection report provided by CLIENT in accordance with this Agreement and anything omitted from it, shall not constitute a waiver of any term, provision or condition of this Agreement or of any of CLIENT’s rights.

17.14          Dispute Resolution.  If the Parties are unable to resolve a dispute, despite its good faith efforts, either Party may refer the dispute to the President of each Party’s respective business unit (or other designee).  In the event that no agreement is reached by the Presidents (or other designees) with respect to such dispute within thirty (30) days after its referral to them, either Party may pursue any and all remedies available at law or in equity; provided that any and all such disputes hereunder shall be resolved exclusively by the courts of New York, New York.

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

17.15          No Presumption Against Drafter.  For purposes of this Agreement, CLIENT hereby waives any rule of construction that requires that ambiguities in this Agreement (including any Appendix hereto) be construed against the drafter.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK}

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date last signed by the parties hereto.

GAMIDA CELL LTD.

Feb. 10, 2016	By:	/s/ Yael Margolin
Date		Name: Yael Margolin
Title:

LONZA WALKERSVILLE, INC.

Feb. 11, 2016	By:
Date		Name:
Title:

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(c) and 230.406

APPENDIX A

TECHNOLOGY TRANSFER AND STATEMENT OF WORK

TO BE ATTACHED

APPENDIX B

QUALITY AGREEMENT

TO BE ATTACHED

APPENDIX A:

PROTOCOL

TECHNOLOGY TRANSFER OF NICORD TO LONZA WALKERSVILLE, US

Protocol #VP30	Page 1 of 4 Pages

[*]

Strictly Confidential
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX B: QUALITY AGREEMENT
Page 1 of 34 pages

1.	SCOPE

This QUALITY AGREEMENT (“AGREEMENT”) outlines the co-operation and Good Manufacturing Practices (“GMP”), Quality Assurance (“QA”) responsibilities (“QUALITY RESPONSIBILITIES) between Client, Lonza, Walkersville, Inc. (LWI) and Lonza, Verviers Sprl (LVS) with respect to CLIENT’s products (“PRODUCT”).

2.	OBJECT OF THE AGREEMENT

The aim of this AGREEMENT is to define and agree upon the GMP and QUALITY RESPONSIBILITIES associated with the manufacture, testing and release of the PRODUCT by Qualified Project Team Members, whilst utilizing CLIENT’S process for ex vivo expansion of hematopoietic stem/progenitor cells (“Process”), testing and releasing of the PRODUCT and Materials to be used at the clinical trials (“Clinical Trials”) under the MANUFACTURING SERVICES AGREEMENT.

[The QUALITY RESPONSIBILITIES associated with the manufacture of the PRODUCT must meet all applicable requirements of the “Code of Federal Regulations of the U.S. Food and Drug Administration”, 21 CFR Parts 210, 211, 610, 820, and 1271, FDA guidelines as well as EU Commission Directive 2003/94/EC and any additional regulatory agency requirements that Client communicates to LWI from time-to-time in order to seek registration ex-US. Client may not require LWI to perform activities that do not meet the current requirements of 21 CFR Parts 210, 211, 610, 820, and 1271 and FDA guidelines unless discussed and agreed with the FDA in writing, with pertinent copies provided to Lonza]

3.	MANUFACTURER DESCRIPTION

LWI will manufacture, test, disposition and store the Client PRODUCT, identified as NiCord and CordIn, at the LWI Facility, 8830 Biggs Ford Road, Walkersville, MD in accordance with Food and Drug Administration, 21 CFR Parts 210 and 211, 610, 820, and 1271 and any relevant FDA guideline as well as with EU Commission Directive 2003/94/EC

1.
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MSA APPENDIX B: QUALITY AGREEMENT
Page 2 of 34 pages
4.	DESCRIPTION OF PRODUCTION PROCESS

4.1.	[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MSA APPENDIX B: QUALITY AGREEMENT
Page 3 of 34 pages
5.	ANALYTICAL METHODS

[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MSA APPENDIX B: QUALITY AGREEMENT
Page 4 of 34 pages
6.	QUALITY RESPONSIBILITIES ASSOCIATED WITH THE MANUFACTURING OF THE PRODUCT

[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MSA APPENDIX B: QUALITY AGREEMENT
Page 5 of 34 pages

7.	TESTING OF PRODUCT

[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MSA APPENDIX B: QUALITY AGREEMENT
Page 6 of 34 pages

8.	QUALIFIED PRODUCTION AND QUALITY CONTROL EMPLOYEES

[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MSA APPENDIX B: QUALITY AGREEMENT
Page 7 of 34 pages

9.	QUALIFIED PERSON

9.1.	[*]

10.	INTERACTIONS BETWEEN THE SLM, LWI AND QUALIFIED PERSON DURING AND AT THE END OF THE PRODUCTION PROCESS

10.1.	[*]

11.	PROJECT CLOSEOUT AND RESTART

[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MSA APPENDIX B: QUALITY AGREEMENT
Page 8 of 34 pages

12.	REGULATORY

[*]

13.	REGULATORY AND QUALITY AUDITS

[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MSA APPENDIX B: QUALITY AGREEMENT
Page 9 of 34 pages

14.	RESPONSIBILITIES

[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MSA APPENDIX B: QUALITY AGREEMENT
Page 10 of 34 pages

15.	VALIDITY AND DISCLOSURE

In case of any conflict between this AGREEMENT and the Manufacturing Services Agreement, the Manufacturing Services Agreement shall govern.

This AGREEMENT may be disclosed to the Regulatory Authorities during the course of either routine GMP or Pre-Approval inspections.

This AGREEMENT may only be amended by the procedures described herein and signed by the duly authorised representatives of the Client and LWI.

LWI:	Gamida Cell:
Print Name: Michele Jones	Print Name: Dorit Harati
Position: Director of Quality	Position: VP, Quality Assurance
Signature: /s/ Michele Jones	Signature: /s/ Dorit Harati
Date: 15 Aug 2016	Date: 29-Aug-2016
Print Name: Laura LeClair
Position: Manager, QA CT Operations
Signature: /s/ Laura LeClair
Date: 15 Aug 2016
Qualified Person:
Print Name: Veronique Dengis
Position: Principal Qualified Person
Signature: /s/ Veronique Dengis
Date: 09 Aug 2016

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MSA APPENDIX B: QUALITY AGREEMENT
Page 11 of 34 pages

Attachment 1: Quality Control Testing of the PRODUCT

Testing Facility	Client SOP#	LWI SOP#	LWI Test Code	Test
[*]	[*]	[*]	[*]	[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MSA APPENDIX B: QUALITY AGREEMENT
Page 12 of 34 pages

APPENDIX A

STANDARD OPERATING PROCEDURE

[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX B: QUALITY AGREEMENT

Attachment 2: Qualified Project Team Members

Name	Department
[*]	[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX B: QUALITY AGREEMENT

Page 33 of 34 pages

Attachment 4: Information, Timelines and Certificates Required for Release of Products

[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

MSA APPENDIX B: QUALITY AGREEMENT

Page 32 of 34 pages

Attachment 3: Responsible Personnel

[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

APPENDIX B: QUALITY AGREEMENT

Page 34 of 34 pages

Attachment 5: Raw Materials Provided to LWI by the Client

LWI PN	Material Dacriptioa	Mannfacturer	Manufacturer’s Number	Source Manufacturer Address
[*]	[*]	[*]	[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.